Exhibit 10.22

PROQUEST COMPANY

Description of Compensatory Arrangements

Applicable to Named Executive Officers

For 2004 and 2005

In addition to the various other compensatory plans, contracts and arrangements in which the Company’s Named Executive Officers participate, and which are filed as exhibits to the Company’s Form 10-K Annual Report for the fiscal year ended January 1, 2005, the compensatory arrangements applicable to the Company’s Named Executive Officers as of March 10, 2005 are as specified below:

Annual Base Pay

Executives	2004	2005
Alan W. Aldworth	$625,000	$675,000
Ronald D. Klausner	$465,000	$465,000	(1)
Andrew H. Wyskowski	$300,000	$300,000	(1)
Alfred A. DeSeta	$325,153	$327,051
Todd W. Buchardt	$270,000	$270,000	(1)
Kevin Gregory	$255,771	$265,000	(1)

(1)	Subject to adjustment based on annual performance review that is scheduled to occur on or about May 1, 2005

Annual Bonus Plan

Executives	2004(2)	2005
Alan W. Aldworth	$443,594	0 to 85% of base salary
Ronald D. Klausner	$175,000	0 to 70% of base salary
Andrew H. Wyskowski	$135,000	0 to 60% of base salary
Alfred A. DeSeta	$150,000	0 to 60% of base salary
Todd W. Buchardt	$112,892	0 to 50% of base salary
Kevin Gregory	$106,784	0 to 50% of base salary

(2)	Paid in March 2005 based upon achievement of 2004 financial results.

Stock Options

Executives	2004 (# of options/shares)		2005 (# of options/shares)
Alan W. Aldworth	750,000	(3)	0
Ronald D. Klausner	440,000	(3)	0
Andrew H. Wyskowski	260,000	(3)	0
Alfred A. DeSeta	20,700		5,028	(4)
Todd W. Buchardt	170,500	(3)	0
Kevin Gregory	170,500	(3)	0

(3)	Options granted pursuant to multi-year long term incentive program as disclosed in the Company’s Proxy Statement filed on April 16, 2004.

(4)	Mr. DeSeta was granted 5,028 shares of restricted Common Stock of the Company as approved by the Compensation Committee of the Company’s Board of Directors on March 10, 2005.

Perquisites and Other Miscellaneous Items

The Company provides the following perquisites to each of the Named Executive Officers:

In fiscal 2004,

•	Mr. Aldworth received $24,253 in auto allowance and miscellaneous benefits.

•	Mr. Klausner received a $200,000 signing bonus, $150,000 special bonus and $17,632 in auto allowance and miscellaneous benefits.

•	Mr. Wyszkowski received $22,907 in auto allowance and miscellaneous benefits.

•	Mr. Gregory received $23,009 in auto allowance and miscellaneous benefits.

•	Mr. Buchardt received $14,894 in auto allowance and miscellaneous benefits.